UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

      FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES PURSUANT TO
                                      SECTION
                                 12(b) OR 12(g) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                   New Energy Corproation
                                      (formerly UBETIGOLF, Inc.)
             (Exact name of registrant as specified in its charter)



             UTAH                                                    87-0653434
(State of incorporation                                (I.R.S. Employer
            or organization)                             Identification No.)


       4735 clairemont Square suite 321 San Diego, CA.    92117
(Formerly 1108 Brookhaven Drive, Kaysville, Utah         84037)

       (Address of principal executive offices)                       Zip Code)

                                 (858) 824 6512
              (Registrant's Telephone Number, Including Area Code)

Securities to be registered under Section 12(b) of the Act:


Title of Each Class:                  Name of Each Exchange on which Registered:

        None                                              N/A

Securities to be registered under Section 12(g) of the Act:

Common Stock, $.001 par value per share
---------------------------------------
(Title of Class)



If this form relates to the registration of a  class of  securities pursuant  to
Section 12(b) of the Exchange  Act and  is  effective   pursuant  to General
Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a  class of  securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [x]

Securities Act registration statement file number to which this form relates:

333-38936

Item 1. Description of Registrant's Securities to be Registered.

This registration statement relates to the registration with the Securities
and Exchange Commission of shares  of  common  stock,    $.001   par
value  per  share  (the "Common Stock")  of  UBETIGOLF ,  Inc.   a  Utah
corporation (the "Registrant"). The description of the Common Stock  to
be registered hereunder set forth  under  the   caption  "Description   of
Capital Stock" on page 24 of the Registrant's Registration    Statement
on Form SB-2,    as    amended,    Registration    No.    333-38936  (the
"Registration Statement"), as filed with the   Securities   and Exchange
Commission, is incorporated herein by this reference.

Item 2. Exhibits

The following document is included as an Exhibit to the Registrant's Registration Statement on Form SB-2 (Registration No. 333-38936) and incorporated herein by this reference:
      statements:

     EXHIBIT DESCRIPTION                  EXHIBIT NUMBER

(a)  Articles of Incorporation          	3.01
(b)  Bylaws		3.02

The following quarterly, annual, current reports and the dates filed have be are being include by reference:

      10Q         12/12/2000
      10Q         03/12/2001
      10K         07/30/2001
      10Q         09/14/2001
         8k         12/03/2001
       10Q        12/14/2001



                                    SIGNATURE

Pursuant to the requirements of   Section   12   of the   Securities
Exchange Act of 1934,    the    Registrant    has  duly caused this
registration statement   to   be   signed   on   its   behalf   by   the
undersigned, thereunto duly authorized.

(Registrant) New Energy Corporation
Date:        January 07, 2002


By:          /s/ Tor Ewald
             -----------------------------------
             Tor Ewald, Secretary